                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 25, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

         Delaware                      001-13403                 84-1032638
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

    4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri       64116
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           (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

     (a) On October 25, 2005,  American  Italian Pasta  Company (the  "Company")
determined that certain of the Company's  historical financial statements should no longer be relied upon. As soon as practical  after  conclusion of its ongoing
Audit Committee investigation, the Company anticipates filing restated financial statements for the affected periods.

     On August 9, 2005 the Company  announced that it had identified  impairment charges and other adjustments that would be recorded in the Company's  financial statements.  The Company announced at that time that it would continue to review its  financial  statements  and would  assess  whether and to what extent  these adjustments corrected errors in prior reporting periods.

     Since the August 9th  announcement,  the Company has  continued to identify information  and  undertake  analyses  that  have  led it to  conclude  that its previously issued audited consolidated financial statements for the fiscal years ended October 1, 2004, October 3, 2003 and September 27, 2002, and its unaudited consolidated  financial  statements for each of the fiscal  quarters during such years,  should no longer be relied upon. In addition,  the Company has concluded that its  unaudited  financial  statements  for the first two quarters of fiscal year 2005 (ended  December  31, 2004 and April 1, 2005) should also no longer be relied upon. The Company's  determination results from its conclusion,  based on its ongoing  review,  that errors  relating  to the  accrual of  allowances  for product  promotions and capitalization of certain overhead costs (in both cases, as  disclosed  in the August  9th  announcement),  when  combined  with  certain uncorrected immaterial errors, had a material impact on the Company's historical financial  statements.  The Company continues to review its historical financial statements,  including with respect to the matters  disclosed on August 9, 2005, and the Audit  Committee's  investigation  is ongoing.  The  Company's  restated
financial  statements may also reflect other  adjustments for errors in addition to those  identified  above.  The Company has discussed the  determination  that these  historical  financial  statements  should  not be  relied  upon  with its independent  registered public accounting firm, Ernst & Young LLP, which concurs with this determination.

     The Company is  continuing to gather  information  and may determine in the future that the  consolidated  financial  statements for fiscal periods prior to
2002 cannot be relied upon.

     As  soon  as  practical  following  completion  of  the  Audit  Committee's investigation,  the Company expects to prepare restated financial statements for the periods in question and file  appropriate  corresponding  amendments  to its periodic and annual  reports  previously  filed with the Securities and Exchange
Commission.  As previously disclosed the Company has not yet filed its Form 10-Q for the third fiscal quarter of 2005, which was due on August 10, 2005.

     The Company has discussed the matters disclosed in this Form 8-K with Ernst
& Young, LLP, the Company's independent registered public accounting firm.

     A copy of the press  release  issued on October  27, 2005  announcing  this determination  is attached  hereto as Exhibit  99.1 and  incorporated  herein by reference.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press release dated October 27, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: October 31, 2005           AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                            George D. Shadid
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

    99.1                   Press release dated October 27, 2005.